                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 1998

                       ALEXANDER HAAGEN PROPERTIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND           COMMISSION FILE: 1-12588       95-4444963
   (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                           3500 SEPULVEDA BOULEVARD
                      MANHATTAN BEACH, CALIFORNIA, 90266
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 546-4520

  The Company hereby amends Item 7 of its current report on Form 8-K filed with the Securities and Exchange Commission on April 10, 1998 (the "Initial Form 8-K") to file the (i) audited combined historical summary of certain revenues and certain expenses of the Six Acquired Properties, for the year ended December 31, 1997, (ii) unaudited pro forma condensed financial information and (iii) the consent of its independent auditors. Capitalized terms used but not defined herein have the meaning given to each such term in the Initial Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of properties acquired.

                                  SIGNATURES

 Pursuant to the requirements of the Securities exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ALEXANDER HAAGEN PROPERTIES, INC.

Date: June 8, 1998
                       By: /s/ Stuart J.S. Gulland
                           ----------------------------
                               Stuart J.S. Gulland
                           Senior Vice-President and Chief Financial Officer

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Alexander Haagen Properties, Inc.:

We have audited the accompanying combined historical summary of certain revenues and certain expenses (the "Historical Summary") of the Six Acquired Properties (as described in Note 1) for the year ended December 31, 1997. This Historical Summary is the responsibility of the Six Acquired Properties' management. Our responsibility is to express an opinion on this combined historical summary of certain revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Alexander Haagen Properties, Inc. Material amounts, described in Note 1 to the Historical Summary, that would not be comparable to those resulting from the proposed future operation of the Six Acquired Properties are excluded, and the Historical Summary is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such Historical Summary presents fairly, in all material respects, the combined certain revenues and certain expenses, as defined above, of the Six Acquired Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Los Angeles, California
May 15, 1998

ALEXANDER HAAGEN PROPERTIES, INC.
SIX ACQUIRED PROPERTIES

COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                                            (IN THOUSANDS)

CERTAIN REVENUES:
  Rental revenues (Note 2)                                                                    $6,897
  Percentage revenues                                                                            200
  Tenant reimbursements                                                                        1,256
                                                                                              ------

           Total certain revenues                                                              8,353
                                                                                              ------

CERTAIN EXPENSES:
  Property operating expenses                                                                    771
  Real estate taxes                                                                              524
  General and administrative                                                                     362
                                                                                              ------

           Total certain expenses                                                              1,657
                                                                                              ------

CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES                                                $6,696
                                                                                              ======

See notes to combined historical summary of certain revenues and certain expenses.

ALEXANDER HAAGEN PROPERTIES, INC.
SIX ACQUIRED PROPERTIES

NOTES TO COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES
AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION

   The combined historical summary of certain revenues and certain expenses relates to the operations of the following properties (the "Six Acquired Properties") which have been acquired by Alexander Haagen Properties, Inc. (the "Company") from an unaffiliated party.

                                                                                      DATE OF
        PROPERTY                                     LOCATION                       ACQUISITION

Bakersfield Shopping Center                Bakersfield, CA                        March 27, 1998

Center of El Centro                        El Centro, CA                          March 27, 1998

Loma Square                                San Diego, CA                          March 27, 1998

North County Plaza                         Carlsbad, CA                           March 27, 1998

Vineyards Marketplace                      Rancho Cucamonga, CA                   March 27, 1998

Mineral King Plaza                         Visalia, CA                            May 1, 1998

   Rental revenues are recorded on a straight-line basis, other revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical summary of certain revenues and certain expenses are not representative of the actual operations for the periods presented as certain revenues and expenses which may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operations of the properties have been excluded. Revenues and expenses excluded consist of certain other income, interest expense, depreciation and amortization and professional fees not directly related to the future operations of the properties.

   USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

2. OPERATING LEASES

   The properties are leased to tenants under operating leases with expiration dates extending to the year 2022. Future minimum rentals under operating leases, excluding percentage rent and tenant reimbursements of operating expenses, as of December 31, 1997 are as follows:

PERIOD ENDING
DECEMBER 31                                                                          (IN THOUSANDS)

      1998                                                                              $ 6,521
      1999                                                                                6,018
      2000                                                                                5,539
      2001                                                                                5,007
      2002                                                                                4,180
      Thereafter                                                                         23,199
                                                                                        -------

       Total                                                                            $50,464
                                                                                        =======

                                    ******

ALEXANDER HAAGEN PROPERTIES, INC.

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 were prepared as if the purchase of the Six Acquired Properties and the related assumption of mortgage notes had occurred on January 1, 1997.

These statements should be read in conjunction with the respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on form 10-Q for the quarter ended March 31, 1998, and its Annual Report on form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma condensed consolidated statement of operations provides for all adjustments necessary to reflect the effects of the transaction previously noted.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been consummated on the date indicated, nor does it purport to present the results of operations for future periods.

ALEXANDER HAAGEN PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997 (UNAUDITED) (DOLLARS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------

                                                                                                                         AHPI
                                        AHPI              SIX                                        TOTAL            PRO FORMA
                                    DECEMBER 31,        ACQUIRED             OTHER                 PRO FORMA         DECEMBER 31,
                                        1997           PROPERTIES         ADJUSTMENTS             ADJUSTMENTS            1997
                                        (A)

REVENUES:
  Rental                             $    64,682            $6,897                                 $6,897           $    71,579
  Tenant reimbursements                   19,204             1,256                                  1,256                20,460
  Percentage rents                           982               200                                    200                 1,182
  Other income                             4,093                                                                          4,093
                                     -----------            ------                                 ------           -----------

         Total revenues                   88,961             8,353                                  8,353                97,314
                                     -----------            ------                                 ------           -----------


EXPENSES:
  Interest                                36,083                           $ 3,919    (B)           3,919                40,002
  Property operating costs                17,832               771                                    771                18,603
  Property taxes                           7,663               524             458    (E)             982                 8,645
  Depreciation and amortization           18,333                               862    (C)             862                19,195
  Non-recurring charges                    9,355                                                                          9,355
  General and administrative               5,166               362            (168)   (F)             194                 5,360
                                     -----------            ------         -------                 ------           -----------

         Total expenses                   94,432             1,657          (5,071)                 6,728               101,160
                                     -----------            ------         -------                 ------           -----------

(LOSS) INCOME FROM
  OPERATIONS BEFORE
  MINORITY INTERESTS AND
  EXTRAORDINARY LOSS                      (5,471)            6,696          (5,071)                 1,625                (3,846)

EQUITY IN INCOME OF
  MANAGEMENT COMPANY                          19                                                                             19

MINORITY INTERESTS -
  OPERATING PARTNERSHIP                    1,508                              (394)   (D)            (394)                1,114

MINORITY INTERESTS - OTHER                  (279)                                                                          (279)
                                     -----------            ------         -------                 ------           -----------

(LOSS) INCOME BEFORE
  EXTRAORDINARY ITEM                 $    (4,223)           $6,696         $(5,465)                $1,231           $    (2,992)
                                     ===========            ======         =======                 ======           ===========

NET LOSS PER SHARE BEFORE
  EXTRAORDINARY ITEM:
  Basic net loss per share           $     (0.32)                                                                   $     (0.22)
                                     ===========                                                                    ===========

  Adjusted basic weighted average
    number of shares                   13,312,311                                                                    13,312,311
                                     ============                                                                   ===========

ALEXANDER HAAGEN PROPERTIES, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

(A) Reflects Alexander Haagen Properties, Inc., condensed historical consolidated statement of operations for the year ended December 31, 1997.
(B) Represents incremental interest expense associated with the assumption of $36,825,000 in mortgage debt at an effective interest rate of 7.5% and an increase of $17,271,000 in the line of credit at an effective interest rate of 6.70% as if all acquisitions had been purchased as of January 1, 1997.
(C) Represents incremental depreciation expense calculated based on the cost of the six properties acquired depreciated on the straight-line method over a 40 year life.
(D) Represents the income allocated to the 27.07% minority interest in the Operating Partnership owned by the holders of units in the Operating Partnership.
(E) Represents incremental property tax expense as a result of the change in ownership.
(F) Represents reduction in general and administrative costs necessary to reflect the level of management costs expected to be incurred on an ongoing basis.

ALEXANDER HAAGEN PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------


                                                                                                                            AHP
                                                                     SIX                                 TOTAL           PRO FORMA
                                                   AHP             ACQUIRED          OTHER             PRO FORMA           MARCH
                                             MARCH 31, 1998       PROPERTIES      ADJUSTMENTS         ADJUSTMENTS          1997
                                                   (A)
REVENUES:
  Rental revenues                               $    19,532           $1,659          $                    $1,659      $    21,191
  Tenant reimbursements                               6,173              295                                  295            6,468
  Percentage rental                                     239                                                                    239
  Other income                                        1,225                1                                    1            1,226
                                                -----------           ------          -------              ------      -----------

         Total revenues                              27,169            1,955                                1,955           29,124
                                                -----------           ------          -------              ------      -----------

EXPENSES:
  Interest                                           10,254                           $   916    (B)          916           11,170
  Property operating costs                            4,993              176                                  176            5,169
  Property taxes                                      2,772              122               83    (E)          205            2,977
  Depreciation and amortization                       5,389                               202    (C)          202            5,591
  General and administrative                          1,469               90              (45)   (F)           45            1,514
                                                -----------           ------          -------              ------      -----------

         Total expenses                              24,877              388            1,156               1,544           26,421
                                                -----------           ------          -------              ------      -----------

INCOME FROM OPERATIONS
  BEFORE MINORITY INTERESTS                           2,292            1,567           (1,156)                411            2,703

MINORITY INTERESTS -
  OPERATING PARTNERSHIP                                (443)                              (80)   (D)          (80)            (523)

 MINORITY INTERESTS - OTHER                             (69)                                                                   (69)
                                                -----------           ------          -------              ------      -----------

NET INCOME                                      $     1,780           $1,567          $(1,236)             $  331      $     2,111
                                                ===========           ======          =======              ======      ===========

NET INCOME PER SHARE:
  Basic income per share                        $      0.10                                                            $      0.12
                                                ===========                                                            ===========

  Diluted income per share                      $      0.08                                                            $      0.09
                                                ===========                                                            ===========

  Weighted average shares
    outstanding - basic                          17,646,000                                                             17,646,000
                                                ===========                                                            ===========

  Weighted average shares - diluted              22,142,000                                                             22,666,000
                                                ===========                                                            ===========

ALEXANDER HAAGEN PROPERTIES, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

(A) Reflects Alexander Haagen Properties, Inc., condensed historical consolidated statement of operations for the three months ended March 31, 1998.
(B) Represents incremental interest expense associated with the assumption of $36,825,000 in mortgage debt at an effective interest rate of 7.5% and an increase of $17,271,000 in the line of credit at an effective interest rate of 6.7% as if all acquisitions had been purchased as of January 1, 1997.
(C) Represents incremental depreciation expense calculated based on the cost of the six properties acquired depreciated on the straight-line method over a 40 year life.
(D) Represents the income allocated to the 21.8% minority interest in the Operating Partnership owned by the holders of units in the Operating Partnership.
(E) Represents incremental property tax expense as a result of the change in ownership.
(F) Represents reduction in general and administrative costs necessary to reflect the level of management costs expected to be incurred on an ongoing basis.